Exhibit 10.4

1st AMENDMENT TO

MARKETING AGENT AGREEMENT

This 1st Amendment (this “Amendment”) is entered into as of May 4, 2026 (the “Signing Date”) and effective as of the date specified in Exhibit A to this Amendment with respect to the relevant Trust, or if no such date is specified therein, the Signing Date (the “Effective Date”), by and between:

Foreside Fund Services, LLC, a Delaware limited liability company (“ACA Foreside”); and

Bitwise Investment Advisers, LLC, a Delaware limited liability company in its capacity as sponsor to certain exchange-traded products (the “Sponsor”), for and on behalf of each Trust identified in the Agreement, severally and not jointly.

ACA Foreside and Sponsor are each referred to herein as a “Party,” and collectively as the “Parties.”

WHEREAS, the Parties entered into that certain Marketing Agent Agreement, dated as of February 2, 2026 and effective as of December 31, 2025 (as previously amended, supplemented, or otherwise modified, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2. Amendments to the Agreement.

(a) Exhibit B: Trust Name of the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto and incorporated herein by reference.

3. Miscellaneous.

(a) Continued Effect. Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control. From and after the Effective Date, any reference to the Agreement shall be deemed a reference to the Agreement as amended by this Amendment.

(b) Representations. Each Party represents and warrants to the other Party that (i) it has full power and authority to enter into this Amendment, (ii) this Amendment has been duly authorized by all necessary action and constitutes a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, and (iii) all representations and warranties of such Party contained in the Agreement are true and correct as of the Effective Date as if made on such date.

(c) Entire Agreement. This Amendment constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous discussions, agreements, and understandings between the Parties, whether oral or written, with respect to such subject matter.

(d) Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Executed counterparts may be delivered by email or other electronic means. An electronic signature (including any image, representation, or symbol inserted into an electronic copy of this Amendment by electronic, digital, or other technological methods) shall be deemed an original signature and shall be binding to the same extent as a manually executed original.

(e) Governing Law. This Amendment shall be governed by and construed in accordance with the governing law provisions of the Agreement, which are incorporated herein by reference and shall apply to this Amendment as if set forth herein in full.

(f) Headings. The headings used in this Amendment are for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

[Remainder of page intentionally left blank - Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

FORESIDE FUND SERVICES, LLC		BITWISE INVESTMENT ADVISERS, LLC, on behalf of each Trust

By:	/s/ Teresa Cowan	By:	/s/ Johanna Collins-Wood
Name:	Teresa Cowan	Name:	Johanna Collins-Wood
Title:	President	Title:	Vice President
Date:	May 4, 2026	Date:	May 4, 2026

EXHIBIT A

Trust Name	Effective Date
Bitwise 10 Crypto Index ETF	December 31, 2025
Bitwise Bitcoin ETF	December 31, 2025
Bitwise Dogecoin ETF	December 31, 2025
Bitwise Ethereum ETF	December 31, 2025
Bitwise Solana Staking ETF	December 31, 2025
Bitwise XRP ETF	December 31, 2025
Bitwise Chainlink ETF	January 13, 2026
Bitwise Avalanche ETF	April 14, 2026
Bitwise Hyperliquid ETF	At launch[1]

[1]	This Amendment shall become effective with respect to the Bitwise Hyperliquid ETF upon the date of its launch, given that such Trust has not yet commenced operations as of the Signing Date.

A-1